UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

New Generation Biofuels Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEW GENERATION BIOFUELS HOLDINGS, INC.
1000 Primera Boulevard
Lake Mary, Florida 32746

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

On behalf of the Board of Directors of New Generation Biofuels Holdings, Inc., it is my pleasure to invite you to our 2008 Annual Meeting of Shareholders. The Annual Meeting will be held on Tuesday, August 5, 2008, at 9:00 a.m., Eastern Time, at our new corporate headquarters, 1000 Primera Boulevard, Lake Mary, Florida 32746. The Annual Meeting has been called for the following purposes:

1.	Election of the six nominees named in the attached proxy statement as directors to serve on our Board of Directors for a one-year term ending at next year’s Annual Meeting;

2.	Ratification of the appointment of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for 2008; and

3.	Consideration of any other business properly brought before the meeting, or any adjournment or postponement.

Shareholders of record at the close of business on June 16, 2008 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement.

This proxy statement and the enclosed proxy card are first being mailed to our shareholders on or about June 30, 2008.

By Order of the Board of Directors, David A. Gillespie President and Chief Executive Officer

Dated: June 27, 2008

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

NEW GENERATION BIOFUELS HOLDINGS, INC.
1000 Primera Boulevard
Lake Mary, Florida 32746

PROXY STATEMENT
FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On August 5, 2008

 QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving these materials?

You are receiving this proxy statement and the enclosed proxy card because the Board of Directors of New Generation Biofuels Holdings, Inc. (“Company,” “we,” “us,” or “our”) is soliciting your proxy, as the shareholder of record, to vote at the 2008 Annual Meeting of Shareholders. As of June 16, 2008, you are a shareholder of record because you own shares of our common stock or our Series A Cumulative Convertible Preferred Stock (“Series A Preferred Stock”) or Series B Cumulative Convertible Preferred Stock (“Series B Preferred Stock” and collectively with the Series A Preferred Stock, the “Preferred Stock.”)

Who may vote at the Annual Meeting?

Only shareholders of record at the close of business on June 16, 2008 will be entitled to vote at the Annual Meeting. As of June 16, 2008, there were a total of 21,563,857 shares of common stock and Preferred Stock outstanding and entitled to vote (on an as converted basis), including 18,872,712 shares of common stock, 29,900 shares of Series A Preferred Stock (which are convertible into 822,778 shares of common stock including accrued but unissued dividend shares) and 79,405 shares of Series B Preferred Stock (which are convertible into 1,868,367 shares of common stock).

Shareholder of Record: Shares Registered in Your Name

If, on June 16, 2008, your shares were registered directly in your name with our transfer agent, Olde Monmouth Stock Transfer Co. Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card by mail or vote by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on June 16, 2008, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you will need to present a valid picture identification, such as a driver’s license or passport, and proof of share ownership, such as a bank or brokerage account statement reflecting your ownership as of the record date, before being admitted to the Annual Meeting. In addition, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

•	Election of the six director nominees named in this proxy statement; and

•	Ratification of the appointment of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for 2008.

Will any other matters be voted on?

As of the date of this proxy statement, we do not know of any other matters that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the meeting and call for a shareholder vote, valid proxies will be voted by the holders of the proxies in their own discretion.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

•	“FOR” the six director nominees named in this proxy statement; and

•	“FOR” the ratification of the appointment of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for 2008.

Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to directors, officers or other employees for such services.

How many shares must be present to hold the Annual Meeting?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares of common stock and Preferred Stock (on an as converted basis) are present at the meeting in person or represented by proxy. As of June 16, 2008, there were a total of 21,563,857 shares of common stock and Preferred Stock outstanding and entitled to vote (on an as converted basis), including 18,872,712 shares of common stock, 29,900 shares of Series A Preferred Stock (which are convertible into 822,778 shares of common stock including accrued but unissued dividend shares) and 79,405 shares of Series B Preferred Stock (which are convertible into 1,868,367 shares of common stock including accrued but unissued dividend shares). Thus, the holders of 10,781,929 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For any other matter to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may a) vote in person at the Annual Meeting, b) vote by proxy using the enclosed proxy card, c) vote by proxy over the telephone, or d) vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time on August 4, 2008, to be counted.

•
To vote on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time on August 4, 2008, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

At the Annual Meeting, holders of our common and Preferred Stock vote together as a single class, on an as converted basis. As of the record date, votes per share on each matter scheduled for a vote are as follows:

each Share of Convertible Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Convertible Preferred Stock

•	Each share of common stock is entitled to one vote;

•	Each share of Series A Preferred Stock is entitled to 25 votes, plus additional votes based on accrued but unissued dividends;

•	Each share of Series B Preferred Stock is entitled to 24 votes.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•	“For” the election of all six nominees names in this proxy statement as directors; and

•	“For” ratification of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for 2008.

In addition, if any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in their own discretion.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record, you may revoke your proxy in any one of four ways:

(1)	You may submit another properly completed proxy card with a later date;

(2)	You may enter a new vote over the Internet or by telephone;

(3)	You may send a timely written notice that you are revoking your proxy to New Generation Biofuels Holdings, Inc., 1000 Primera Boulevard, Lake Mary, Florida 32746, Attention: David A. Gillespie; or

(4)	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How do I vote my shares without attending the Annual Meeting?

A proxy for use at the Annual Meeting and a return envelope are enclosed. Shares of our common stock and Preferred Stock (on an as converted basis) represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting according to the instructions indicated in the proxy. If no instructions are indicated, the shares will be voted “FOR” approval of each proposal considered at the Annual Meeting. Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy. We are not aware of any other matters that are likely to be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting for action, the persons named in the accompanying proxy will vote on such matter in their own discretion.

How do I vote my shares in person at the Annual Meeting?

Even if you plan to attend the Annual Meeting, we encourage you to vote by signing, dating and returning the enclosed proxy card so your vote will be counted if you are unable to, or later decide not to, attend the Annual Meeting. If you are a shareholder of record, you may vote in person by marking and signing the ballot to be provided at the Annual Meeting. If you hold your shares in “street name”, you must obtain a proxy in your name from your bank, broker or other shareholder of record in order to vote by ballot at the Annual Meeting.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes.

What are “broker non-votes”?

Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. Broker-dealers who hold their customers’ shares in “street name” may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker-dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which typically include the election of directors. Broker-dealers may not vote such shares on other “non-routine” matters without specific instructions from the customers who beneficially own such shares. Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Each of the proposals scheduled for a vote at the Annual Meeting is considered “routine” under the American Stock Exchange (“AMEX”) rules.

 How many votes are needed to approve each proposal?

•
Election of Directors: Directors will be elected by a plurality of votes cast. Plurality means that the individuals who receive the largest number of “For” votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Accordingly, the six nominees receiving the most “For” votes will be elected as directors. Abstentions and broker non-votes will not affect the outcome of the election of directors.

•
Ratification of the Appointment of Imowitz Koenig & Co., LLP: The ratification of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for 2008 will require the “For” votes cast to exceed the “Against” votes cast. Abstentions are not counted as votes cast and they will have no effect on the vote. Similarly, broker non-votes will have no effect on the vote.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in our quarterly report on Form 10-Q for the third quarter of 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

Our bylaws provide for no less than one and no more than ten directors. Our Board of Directors currently consists of six members, each with terms expiring at the 2008 Annual Meeting. Each director to be elected will hold office until the next Annual Meeting of Shareholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently one of our directors and has previously been elected by the shareholders.

Vote Required

Directors are elected by a plurality of the votes. The six nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. If at the time of the 2008 Annual Meeting any of the nominees named below is unable to serve, the discretionary authority provided in the proxy will be exercised to vote for the substitute nominee or nominees, if any, as shall be designated by the Board of Directors. Each nominee has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:

Nominees:

Name	Age	Position

Lee S. Rosen	54	Chairman of the Board of Directors

David A. Gillespie	47	President, Chief Executive Officer and Director

Phillip E. Pearce	79	Director

John E. Mack	60	Director

James R. Sheppard, Jr.	60	Director

Steven F. Gilliland	57	Director

The following is a brief biography of each nominee for director:

Lee S. Rosen is the founder of H2Diesel, Inc., our wholly owned subsidiary now known as New Generation Biofuels, Inc., and has served as the Chairman of the Board since February 2006. Mr. Rosen has been engaged as a private investor and business and financial consultant for the last five years. Mr. Rosen has been involved in the financial and securities brokerage industry since 1980 and has worked as a broker dealer with a number of firms.

David A. Gillespie has served as a Director and as President and Chief Executive Officer since October 2006. From 2001 to 2006, Mr. Gillespie served as a Vice President--Business Development and Asset Management of Duke Energy Corporation, a Fortune 500 energy company with business units that included regulated gas pipeline and electric utilities, natural gas liquids processing, and domestic and international merchant energy. In this position Mr. Gillespie developed and led all aspects of Duke Energy North America’s 8000 megawatt $3 billion power generation business in the western United States and in Canada. Mr. Gillespie received his MBA from the Rensselaer Polytechnic Institute and his bachelor’s degree in mechanical engineering from the Worcester Polytechnic Institute.

Phillip E. Pearce has served as a Director since November 2006. Mr. Pearce has been a Principal with Phil E. Pearce & Associates, an independent business consulting firm since 1990. He previously served as Senior Vice President and a Director of E.F. Hutton, Chairman of the Board of Governors of the National Association of Securities Dealers and was closely involved in the formation of NASDAQ. Mr. Pearce has served as a Governor of the New York Stock Exchange and a member of The Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets.

John E. Mack has served as a Director since February 2007. Mr. Mack has over 30 years of international banking, financial business management and mergers and acquisitions experience, and has worked closely with investment bankers and external advisors with regard to the sale of international import-finance products to domestic customers. He currently serves as a Director of HBOSplc, an international banking group based in the United Kingdom and parent company of the Bank of Scotland, Incapital Holdings, LLC, and Strategic Solutions, Inc. From November 2002 through September 2005, Mr. Mack served as Senior Managing Executive Officer and Chief Financial Officer of Shinsei Bank, Limited of Tokyo, Japan. Prior to joining Shinsei Bank and for more than twenty-five years Mr. Mack served in senior management positions at Bank of America and its predecessor companies, including twelve years as Corporate Treasurer. Mr. Mack is also a member of the Board of Directors of HBOS plc, Incapital Holdings LLC and Wilson TurboPower. Mr. Mack holds an MBA from the University of Virginia and received his bachelor’s degree in economics from Davidson College.

James R. Sheppard, Jr. has served as a Director since August 2007. Mr. Sheppard has been the Managing Director of J.R. Sheppard & Company LLC, a consulting firm, since 2002. Mr. Sheppard’s current assignment, initiated by the Infrastructure Experts Group, an organization formed under the auspices of the United Nations (UN), is to arrange capital markets financing for up to two developing-country infrastructure projects as part of a Demonstration Project financed by the Swiss Agency for Cooperation and Development. In his capacity as Managing Director, Mr. Sheppard has also worked as a consultant for The World Bank on projects including advising on structures to mitigate foreign exchange risk for electric power and water projects in developing countries and concerning application of partial risk guarantees in the transport sector and local capital markets financing for infrastructure. Mr. Sheppard holds a JD and an MBA from the University of North Carolina at Chapel Hill. He is a member of the North Carolina Bar and was a member of the Task Force on US Participation in Multilateral Development Banks, as well as the Financing Project Advisory Committee for the North Carolina Alternative Energy Corporation.

Steven F. Gilliland has served as a Director since August 2007. Mr. Gilliland has served as the Executive Vice President of Operations for Synenco Energy Inc., a Canadian oil sands energy company, since 2004. Additionally, Mr. Gilliland is the founder, President, Chief Executive Officer and Director of Federal Power Company, LLC and Federal Power Kings County, LLC, which is focused upon strategic power generation opportunities including greenfield and brownfield development, divestitures, and energy industry consulting. Mr. Gilliland was employed at Duke Energy Corporation, since 1996 in varying capacities, most recently as Senior Vice President-Asset Management for Duke Energy North America (DENA). Mr. Gilliland holds an MBA from the Harvard Business School, a masters degree in architecture and urban planning from Princeton University and a bachelors degree in architecture from the University of Virginia.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Imowitz Koenig & Co., LLP (“Imowitz Koenig”) as our independent registered public accounting firm for 2008, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Imowitz Koenig has audited our financial statements since 2006. Representatives of Imowitz Koenig are expected to be present by telephone or in person at the 2008 Annual Meeting. The representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Imowitz Koenig as our independent registered public accounting firm is not required by law, our bylaws or other governing documents. However, the Audit Committee is submitting the appointment of Imowitz Koenig to the shareholders for ratification as a best corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Imowitz Koenig. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our shareholders.

Vote Required

The ratification of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for 2008 will require the “For” votes cast to exceed the “Against” votes cast at the Annual Meeting.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF IMOWITZ KOENIG & CO. LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

During the years ended December 31, 2006 and 2007, the Company was billed or expects to be billed by our independent registered public accounting firm, Imowitz Koenig, for the following fees:

	2006	2007
Audit Fees (1)	$136,620	$145,000
Audit-Related Fees (2)	22,241	6,101
Tax Fees (3)	—	23,513
All Other Fees (4)	—	—
Total	$158,861	$174,614

(1)
Audit fees principally include those for services related to the annual audit of the consolidated financials statements, SEC registration statements and other filings and consultation on accounting matters.

(2)
Audit-related fees principally include assurance and related services that were reasonably related to the performance of the Imowitz Koenig’s assurance and review of the financial statements and not reported under the caption “Audit Fees.”

(3)	Tax fees principally include services for federal, state and international tax compliance, tax planning and tax consultation, but excluding tax services rendered in connection with the audit.

(4)	Imowitz did not perform any services for us other than those described above.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has not adopted procedures for the pre-approval of all audit and non-audit services rendered by our independent registered public accounting firm, Imowitz Koenig. Our Audit Committee Charter provides that the Audit Committee may adopt pre-approval policies and procedures to avoid the need of the Audit Committee approval of services on an engagement-by-engagement basis. The policies and procedures must be detailed as to the particular service and may not involve a delegation of pre-approval responsibility to management.

All of the services set forth under the table “Independent Registered Accounting Firm Fees and Services” above were approved by the Audit Committee.

In connection with the audits of our financial statements for the years ended December 31, 2006 and 2007, there were no disagreements with Imowitz Koenig on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused Imowitz Koenig to report the disagreement if it had not been resolved to the satisfaction of Imowitz Koenig.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

INDEPENDENCE OF THE BOARD OF DIRECTORS

Our common stock is listed on the American Stock Exchange, or AMEX. AMEX listing standards require a majority of our Board of Directors to be “independent.” For a director to be “independent” under these standards, the Board must affirmatively determine that the director has no material relationship with us, either directly or as a partner, shareholder, or officer of an organization that has a relationship with us. In addition, the AMEX rules specify certain relationships between a director, or an immediate family member of a director, and the company which would preclude the Board from determining a director to be independent. Applying the AMEX corporate governance standards, and all other applicable laws, rules and regulations, the Board of Directors has determined that all of our directors presently in office are independent, except for our Chairman of the Board Lee S. Rosen and our President and Chief Executive Officer David A. Gillespie.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met 13 times during 2007, in person or by phone. All of the directors attended at least 75% or more of the aggregate of the meetings of the Board and of the committees on which each director served. In accordance with the Company’s policy on director attendance at Annual Meetings, all of our directors attended the 2007 Annual Meeting of Shareholders.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The following table provides membership and meeting information for 2007 for each of the Board committees:

Name	Audit	Compensation	Nominating
Steven F. Gilliland	X	X
John E. Mack	X*	X	X
Phillip E. Pearce	X	X*	X
James R. Sheppard, Jr.	X		X*
Total meetings in 2007	5	1	0

* Committee Chairman

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable AMEX rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the company.

Audit Committee

On March 19, 2007, the Board of Directors established an Audit Committee to oversee our accounting and financial reporting processes and audits of its financial statements. The Audit Committee consists of four members, Messrs Mack, Gilliland, Pearce and Sheppard. The Board has determined that Mr. Mack is the “audit committee financial expert” and serves as the Chairman of the Audit Committee. The Audit Committee met five times during 2007. The Audit Committee adopted a written charter on November 13, 2007, which is available to shareholders on our website at www.newgenerationbiofuels.com.

As set forth in the Audit Committee Charter, among other responsibilities, the Audit Committee performs several oversight functions, including:

•	resolves any disagreements between management and the outside independent registered public accounting firm regarding financial reporting;

•
serves as an independent and objective body to monitor and assess our compliance with legal and regulatory requirements, our financial reporting processes and related internal control systems and the performance, generally, of our internal audit function;

•
oversees the audit and other services of our outside independent registered public accounting firm and is directly responsible for the appointment, independence, qualifications, compensation and oversight of the outside independent registered public accounting firm, who reports directly to the Audit Committee;

•	provides an open avenue of communication among the outside independent registered public accounting firm, accountants, financial and senior management and our Board; and

•
considers and approves transactions between the Company and our directors, executive officers, nominees for directors or 5% or greater beneficial owners, any of their immediate family members or certain entities affiliated with them.

Report of the Audit Committee Of The Board of Directors 1

The following is the report of the Audit Committee with respect to our audited financial statements for the year ended December 31, 2007:

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2007 with the management of New Generation Biofuels Holdings, Inc. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed the independent registered public accounting firm’s independence with the firm. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in New Generation Biofuels Holdings, Inc.’s Annual Report in Form 10-K for the year ended December 31, 2007 for filing with the SEC.

Mr. John E. Mack, Chairman
Mr. Steven F. Gilliland
Mr. Phillip E. Pearce
Mr. James R. Sheppard, Jr.

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing we make under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

On March 19, 2007, the Board of Directors established a Compensation Committee. The Compensation Committee consists of three members, Messrs. Pearce, Gilliland, and Mack. Mr. Pearce is Chairman of the Compensation Committee. The Compensation Committee met once during 2007. The Compensation Committee adopted a written charter on November 13, 2007, which is available to our shareholders on our website at www.newgenerationbiofuels.com.

Compensation Committee Processes and Procedures

Pursuant to its charter, the Compensation Committee is responsible for discharging the Board’s responsibilities relating to compensation of our directors and executive officers and administering our incentive compensation and equity-based plans. The Compensation Committee’s assigned duties include:

•
annually reviewing and approving corporate goals and objectives for the Chief Executive Officer (“CEO”), evaluating the CEO’s performance in light of those goals and objectives and reviewing and approving (subject to the ratification of the full Board of Directors) the CEO’s compensation each year;

•	annually reviewing and approving compensation for our executive officers;

•	retaining and terminating any compensation consultant;

•	periodically reviewing and making recommendations to the Board regarding compensation to be paid to our non-employee directors; and

•
administering our incentive compensation plans including approving options and restricted stock awards, determining the rules and regulations of the plans, and imposing limitations, restrictions or conditions on any grant or award.

The Compensation Committee believes executive compensation should reflect the Company’s developmental stage the Compensation Committee considers the recommendations of Mr. Gillespie, our President and CEO, when setting each component of executive compensation but retains ultimate decision making authority. The Compensation Committee is solely responsible for CEO compensation. There is no fixed or rigid formula for determining compensation, however, and the Committee retains the flexibility to take into account other objective and subjective considerations it deems relevant during the year, such as rewarding extraordinary executive contributions, overall company performance for the year and increases or decreases in job responsibilities. The Compensation Committee does not currently engage the services of a compensation consultant.

Nominating Committee

On March 19, 2007, the Board of Directors established a Nominating Committee. The Nominating Committee consists of three members, Messrs. Sheppard, Mack, and Pearce. Mr. Sheppard is Chairman of the Nominating Committee. During 2007, the Nominating Committee did not meet and thus, our entire Board of Directors evaluated and recommended the nominees for membership on the Company’s Board of Directors and its committees. The Nominating Committee adopted a written charter on November 13, 2007, which is available to our shareholders on our website at www.newgenerationbiofuels.com.

Under the Nominating Committee Charter, the primary functions of the Nominating Committee are to:

•	identify individuals qualified to become directors and recommend to our Board candidates for election or re-election to the Board;

•	consider and make recommendations to our Board concerning the size and composition of our Board, committee structure and makeup, retirement policies and procedures affecting Board members;

•	make recommendations to the Board regarding management succession planning; and

•	take a leadership role with respect to the development, implementation and review of our principles of corporate governance and practices.

The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the need of the Board of Directors and the Company. Of particular importance are the candidate’s integrity and judgment, professional achievements and experience relevant to the Company’s business and strategic challenges, his or her potential contribution to the diversity and business judgment of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director.

COMMUNICATIONS WITH THE BOARD

We have not implemented a formal process relating to communications by shareholders and other interested parties with the Board. Nevertheless, we invite shareholders and other interested parties to communicate any concerns they may have about our company directly and confidentially with the non-management directors as a group by writing to the Non-Management Directors, c/o John Mack, New Generation Biofuels Holdings, Inc., 1000 Primera Boulevard, Lake Mary, Florida 32746.

CODE OF BUSINESS CONDUCT AND ETHICS

In November 2007, our Board and Audit Committee adopted a Code of Business Conduct and Ethics that applies to each of our directors, officers and employees. This Code sets forth our policies and expectations on a number of topics, including:

•	compliance with laws, including insider trading;

•	preservation of confidential information relating to our business and that of our clients;

•	conflicts of interest;

•	reporting of illegal or unethical behavior or concerns regarding accounting or auditing practices;

•	corporate payments;

•	corporate opportunities; and

•	the protection and proper use of our assets.

We have also established and implemented formal “whistleblower” procedures for receiving and handling complaints from employees. As discussed in the Code, we encourage our employees to promptly report illegal or unethical behavior as well as questionable accounting or auditing matters and other accounting, internal accounting controls or auditing matters on a confidential, anonymous basis to their supervisors. Any concerns regarding accounting or auditing matters reported will be communicated to the Audit Committee. The Audit Committee intends to review the Code on an annual basis, and the Board will review and act upon any proposed additions or amendments to the Code as appropriate.

The Code of Business Conduct and Ethics is available to our shareholders on our website at www.newgenerationbiofuels.com.

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers. Officers are elected by and serve at the discretion of our Board of Directors.

Name	Age	Position

Lee S. Rosen	54	Chairman of the Board of Directors

David A. Gillespie	47	President, Chief Executive Officer and Director

Cary J. Claiborne	47	Chief Financial Officer and Secretary

Andrea Festuccia	36	Chief Technology Officer

Phillip J. Wallis	44	Chief Marketing Officer

Connie L. Lausten	41	Vice President, Regulatory and Legislative Affairs

David H. Goebel, Jr.	48	Vice President, Global Sourcing and Supply Chain

Philip R. Cherry, Jr.	45	Vice President, Engineering and Operations

Set forth below are the descriptions of the backgrounds of each of our executive officers, other than Messrs. Rosen and Gillespie, whose positions and backgrounds are described above.

Cary J. Claiborne has served as Chief Financial Officer since December 2007 and Secretary since January 2008. Prior to joining New Generation Biofuels, Mr. Claiborne served as the Chief Financial Officer of Osiris Therapeutics, a publicly traded biotech company from 2004 to 2007. From 2001 to 2004, Mr. Claiborne was the Vice President of Financial Planning and Analysis at Constellation Energy. Mr. Claiborne earned an MBA degree in Finance from Villanova University and a bachelor of arts degree in business administration from Rutgers University.

Andrea Festuccia has served as Chief Technology Officer since April 2006. Currently, Mr. Festuccia is the Director of the “Environment and Territory Business Unit” of IGEAM S.r.l., a private Italian company engaged in consulting environmental and safety problems where he has worked since June 1999.  Prior to his current position with IGEAM S.r.l., Mr. Festuccia was the Director of Special Research Projects at IGEAM S.r.l.  Mr. Festuccia was Adjunct Professor of General and Inorganic Chemistry with the University of “La Tuscia” of Viterbo from 1999 to 2000. Mr. Festuccia is member of the Board of Directors of 3TI Progetti Italia since 2004. Mr. Festuccia is currently an external consultant with the University “La Sapienza” of Rome, a position that he has held since 2001.  He also worked as an external expert for the Minister of Foreign Affairs of Italy-Farnesina from 2002-2004 and as Technical Director of Ecosystems S.r.l. from 2002 to present. In October 1996, he received a degree in chemical engineering and subsequently, in 2007, his doctor of philosophy degree in chemical engineering from the University of Rome - “La Sapienza”.

Phillip J. Wallis has served as Chief Marketing Officer since January 2008. Mr. Wallis served as Manager, Regional Sales and Solutions for Asia Pacific and Africa at the Chevron corporation from September 2001 to December 2006 and as Process Documentation Team Lead, Chevron Supply Trading from December 2006 to January 2008.

Connie L. Lausten, P.E. has served as Vice President of Regulatory and Legislative Affairs since May 2007. From 2003 to 2007, Ms. Lausten served as Manager of Federal Affairs for National Grid USA, one of the world's largest utilities.  Ms. Lausten also has served at the Federal Energy Regulatory Commission and in the United States House of Representatives Government Reform Committee, subcommittee for Energy Policy, Natural Resources & Regulatory Affairs. Ms. Lausten is a Licensed Professional Engineer and received a master of science degree and a bachelor of science degree in mechanical engineering from the University of Minnesota.

David H. Goebel, Jr. has served as Vice President of Global Sourcing and Supply Chain since September 2007. Mr. Goebel previously worked at MeadWestvaco, a packaging solutions and products company, as the acting Vice President of Supply Chain/Director of Customer Service. He was responsible for redesigning the corporate order-to-cash processes, strategizing organizational and process changes in capacity planning, demand forecasting, inventory management/ operations, logistics/distribution, and customer service. Additionally, for nearly 20 years, Mr. Goebel worked at ExxonMobil and its predecessor, Mobil Corporation, in many different leadership capacities including manufacturing, engineering, supply chain, operations, marketing, and sales. Mr. Goebel holds a bachelor of science degree in microbiology from University of Minnesota along with graduate studies at both the University of Texas at Dallas and Northeastern University in Boston.

Philip R. Cherry, Jr. has served as Vice President of Engineering and Operations since June 2008. Mr. Cherry was previously employed by the ethanol producer VeraSun Energy from 2007 through May 2008 as Director of Operations, Start-Up / Shut Down Support Systems where he was responsible for the commissioning, initial operation and annual maintenance shutdowns of a fleet of ethanol facilities. Prior to joining VeraSun, Mr. Cherry worked for U.S. BioEnergy providing contract management to ethanol facility owners. Mr. Cherry was also President of The O-H Group from 2003 through 2006, providing project management and technical consulting services to renewable fuel producers. Additionally, for nine years Mr. Cherry worked for Mobil Oil Corporation in a variety of process and scientific roles. Mr. Cherry holds a bachelor of science degree in chemistry from Chapman University. He is a member of the American Chemical Society, American Coalition for Ethanol, and the California Biomass Collaborative.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our capital stock as of June 16, 2008 by:

•	Each of our directors;
•	Each of our named executive officers;
•	All of our directors and executive officers as a group; and
•	Each person known by us to beneficially own more than 5% of our outstanding common stock.

As of June 16, 2008, 18,872,712 shares of our common stock were outstanding.

Under SEC rules, beneficial ownership includes any shares of common stock which a person has sole or shared voting power or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Percentage of beneficial ownership is calculated based on 18,872,712 shares of our common stock outstanding as of June 16, 2008. In calculating the number of shares beneficially owned and the percentage ownership, shares of common stock subject to Preferred Stock conversion rights (including accrued dividends), options or warrants held by that person that are currently exercisable or convertible or become exercisable or convertible within 60 days after June 16, 2008 are deemed outstanding even if they have not actually been exercised or converted. The shares issuable under these securities are treated as outstanding for computing the percentage ownership of the person holding these securities but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, we believe that all persons named in this table have sole voting power and investment power over all the shares beneficially owned by them.

Security Ownership of Management and Directors:
Title of Class	Name Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Common Stock	Lee S. Rosen	3,609,667 (2)	17.7%
Common Stock	David A. Gillespie	847,291 (3)	4.3%
Common Stock	Andrea Festuccia	875,078 (4)	4.5%
Common Stock	Steven F. Gilliland	50,000 (5)	**
Common Stock	John Mack	109,834 (6)	**
Common Stock	Phillip E. Pearce	100,000 (7)	**
Common Stock	James R. Sheppard, Jr.	50,000 (8)	**
Common Stock	Directors and executive officers as a group (12 people)	6,063,531	27.1%

Other Stockholders:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)

Common Stock	Xethanol Corporation 1185 Avenue of the Americas, 20th Floor New York, New York 10036	5,490,000 (9)	29.1%

Common Stock	Lee Rosen 2006 Irrevocable Trust I 17698 Foxborough Lane Boca Raton, Florida 33496	2,109,667 (10)	11.2%

(1)
Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire those shares within 60 days after June 16, 2008, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)
Includes immediately exercisable stock options to purchase 1,500,000 shares of our common stock at $1.50 per share held personally by Mr. Rosen. Also includes 2,090,000 shares of common stock, 12,500 shares of common stock issuable upon the initial conversion of 500 shares of Series A Preferred Stock, 6,250 shares common stock issuable upon the exercise of 6,250 warrants and 917 shares of common stock from accrued but unissued dividends on Series A Preferred Stock owned by the Lee Rosen 2006 Irrevocable Trust I. Excludes 1,304,000 shares of common stock held by The River Trust and The Aspen Trust as to which Mr. Rosen holds no sole or shared voting or investment power and  disclaims beneficial ownership.

(3)
Includes 37,500 shares of common stock, options immediately exercisable for 800,000 shares of our common stock at $1.50 per share, 6,250 shares of common stock issuable upon the initial conversion of 250 shares of Series A Preferred Stock, 3,125 shares of common stock issuable upon the exercise of 3,125 warrants and 416 shares of common stock from accrued but unissued dividends on Series A Preferred Stock.

(4)	Includes 375,078 shares of common stock and immediately exercisable stock options to purchase 500,000 shares of common stock at a price of $1.50 per share.

(5)	Includes options immediately exercisable for 50,000 shares of our common stock at $6.00 per share.

(6)
Includes options immediately exercisable for 100,000 shares of our common stock at $10.50 per share, 6,250 shares of common stock issuable upon the initial conversion of 250 shares of Series A Preferred Stock, 3,125 shares of common stock issuable upon the exercise of 3,125 warrants and 459 shares from accrued but unissued dividends on Series A Preferred Stock.

(7)	Includes options immediately exercisable for 100,000 shares of our common stock at $7.50 per share.

(8)	Includes options immediately exercisable for 50,000 shares of our common stock at $6.00 per share.

(9)	Xethanol Corporation is the record owner of 5,490,000 shares of our common stock based upon the Form 4 filing with the SEC on June 9, 2008.

(10)
Includes 2,090,000 shares of common stock,12,000 shares of common stock issuable upon the initial conversion of 500 shares of Series A Preferred Stock, 6,250 shares of common stock issuable upon the exercise of 6,250 warrants and 917 shares of common stock from accrued but unissued dividends on Series A Preferred Stock.

** Less than 1%

TRANSACTIONS WITH RELATED PARTIES

CERTAIN RELATED PARTY TRANSACTIONS

Except as set forth below, there have been no material transactions, series of similar transactions or currently proposed transactions during 2007 in which we or our subsidiary was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years and in which any director or executive officer or any security holder who is known to us to own of record or beneficially more than 5% of our common stock, or any member of the immediate family or sharing the household (other than a tenant or employee) of any of the foregoing persons, had a direct or indirect material interest.

In October 2007, we entered into a stock purchase and termination agreement with Xethanol in which we agreed, subject to raising the requisite financing, to purchase from Xethanol 5,460,000 shares of our common stock for an aggregate purchase price equal to $7,000,000. Our board of directors reviewed and unanimously approved the transaction. The shares subject to the agreement represented approximately 30% of the outstanding shares of the Company. Upon the repurchase of the shares, all of the existing agreements with Xethanol were to be cancelled, and there was to be no further commercial relationship between the parties. The agreements included the sublicense agreement and the technology access agreement. A letter agreement regarding registration rights would have been terminated and a $50,000 loan from Xethanol would also have been deemed to be satisfied and cancelled. A mutual release by the parties of all claims would have been effective at closing. The closing was contingent upon our ability to raise a minimum of $10,000,000 of new financing.  We did not raise the necessary funds and ultimately Xethanol terminated the agreement, effective January 17, 2008. In connection with the agreement, we paid Xethanol a non-refundable deposit of $250,000, which was forfeited and charged to other expense for the year ended December 31, 2007.

 INDEBTEDNESS OF MANAGEMENT

No officer, director or security holder known to us to own of record or beneficially more than 5% of our common stock or any member of the immediate family or sharing the household (other than a tenant or employee) of any of the foregoing persons is indebted to the Company.

TRANSACTIONS WITH PROMOTERS

The Company did not expressly engage a promoter at the time of its formation. The Company has used selling agents and consultants from time to time. The terms of those arrangements have been disclosed in previous filings with the Securities and Exchange Commission.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table presents information concerning compensation for each of our named executive officers for services in all capacities during the years indicated:

Name and Principal Position (a)	Year (b)	Salary (c) ($)	Option Awards (f) ($) (1)	Nonequity Incentive Plan Compensation (g) ($) (2)	All Other Compensation (i) ($) (3)	Total (j) ($)

David A. Gillespie President & Chief Executive Officer	2007 2006	240,000 51,077	428,032 (4) 172,395	120,000 —	— —	788,032 223,472

Lee S. Rosen Chairman of the Board	2007 2006	180,000 30,000	— 785,863	120,000 —	— 105,000	300,000 920,863

Andrea Festuccia Chief Technology Officer	2007 2006	150,000 112,500	78,296 97,871	15,000 —	— —	243,296 210,371

(1)
Reflects the dollar amount that was recognized in each respective fiscal year for financial statement reporting purposes under SFAS 123(R) with respect to stock option awards granted to our Named Executive Officers. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based conditions.

(2)	Represents the cash bonuses earned by each Named Executive Officer in 2007 based on achievement of 2007 performance targets and paid in 2008.

(3)	Represents consulting fees paid to Mr. Rosen for services rendered to the Company prior to the reverse merger.

(4)
Mr. Gillespie was hired October 16, 2006 and as such the 2007 SFAS 123(R) option award disclosure only represented approximately two and a half months of expense. The increase in 2008 was due to a full year of expense being recognized.

Employment Agreements

Each employment agreement requires the executive to adhere to our policy that (a) prohibits an executive from disclosing confidential information regarding the Company, and (b) confirms that all intellectual property developed by an executive and relating to the Company’s business constitutes the sole and exclusive property of the Company.

David A Gillespie and Cary J. Claiborne

Effective December 1, 2007, we entered into an employment agreement with Cary J. Claiborne to serve as our Chief Financial Officer. This agreement is similar to the employment agreements with our other senior executive officers. Under the employment agreement, Mr. Claiborne receives an initial salary of $18,750 per month and options to purchase 750,000 shares of our common stock at an exercise price of $4.00 per share, the fair market value of the our common stock on the grant date of December 1, 2007 and restricted stock in the amount of $75,000. The stock options consists of 300,000 time based options and 450,000 performance based options. The stock options and the restricted stock will vest incrementally through 2010. The options expire on December 1, 2017. The employment agreement provides for a relocation expense reimbursement of up to $50,000 and for participation in our executive bonus plan, with a maximum eligible bonus of 50% of base salary, subject to achieving certain performance targets. The agreement includes other customary terms, including participation in any incentive and benefit plans made available to executive officers. The employment agreement will automatically renew for successive one year periods unless we elect to terminate the agreement upon not less than 270 days notice prior to the expiration of the then current term.

On October 18, 2006, we entered into a three-year employment agreement with David A. Gillespie to serve as our President and Chief Executive Officer. Under the terms of the employment agreement, Mr. Gillespie replaced Lee S. Rosen as our President and Chief Executive Officer and receives an initial salary of $20,000 per month and received a grant of 800,000 stock options at an exercise price of $1.50 per share, of which 200,000 vested immediately and the balance vest in three annual installments. Mr. Gillespie is entitled to an additional 1,200,000 “performance vesting” options at an exercise price of $1.50 per share, which vest in three equal annual installments beginning on December 31, 2007, subject to certain performance targets being achieved during the preceding annual period. The employment agreement provides for a relocation expense reimbursement of up to $50,000 and provides for participation in our executive bonus plan, with a maximum eligible bonus during 2007 targeted at 50% of Mr. Gillespie’s annual salary. The agreement includes other customary terms, including participation in any incentive and benefit plans made available to executive officers. The employment agreement will automatically renew for successive one year periods unless we elect to terminate the agreement upon not less than 270 days notice prior to the expiration of the then current term.

The employment agreements for Messrs. Gillespie and Claiborne provide that such executive’s employment may be terminated by the Company upon death, disability, for “cause,” and “without cause” and that such executive can resign from the Company with or without good reason or retire. Upon the death of such executive, such executive’s employment will automatically terminate and (i) any vested options may be exercised on or before the expiration date of such options (payments made under this subsection (i) are referred to as “Equity Compensation”); and (ii) the executive’s legal representatives shall receive (A) such executive’s compensation that is earned but unpaid and (B) any other amounts or benefits owing to such executive under an employee benefit plan, long term incentive plan or equity plan (payments made under this subsection (ii) are collectively referred to as, the “Accrued Amounts”). If Mr. Gillespie’s or Mr. Claiborne’s employment is terminated without cause or by Mr. Gillespie or Mr. Claiborne for good reason, then he shall receive (i) his base salary and bonus, if any (with the achievement of bonus targets presumed), for the time period that is remaining under his employment agreement or 12 months, whichever amount is less; (ii) such executive’s Equity Compensation, including all unvested time vesting options and the next unvested tranche of performance vesting options; and (iii) such executive’s Accrued Amounts. If Mr. Gillespie’s or Mr. Claiborne’s employment is terminated because he is disabled, then he shall receive (i) his base salary, for the time period that is remaining under his employment agreement or six months, whichever amount is less; (ii) such executive’s Equity Compensation, including the next unvested tranche of performance vesting options; and (iii) such executive’s Accrued Amounts. If Mr. Gillespie or Mr. Claiborne is terminated by the Company for “cause,” then he shall receive the Accrued Amounts and may exercise his vested options for a period of thirty days. If Mr. Gillespie or Mr. Claiborne resigns without good reason or retires then he shall receive the Accrued Amounts.

The employment agreements for Mr. Gillespie and Mr. Claiborne also provide that in the event that a “Change of Control” (as defined in the agreement) of the Company shall occur during the term of his employment agreement, and within 12 months thereafter his employment is terminated without cause or by him for good reason, then (1) his severance compensation will be as set forth above for termination without cause or by him for good reason, as the case may be, and (2) all his unvested time vesting options and performance vesting options will vest and remain exercisable for the balance of the option term.

Lee S. Rosen and Andrea Festuccia

On May 5, 2006, New Generation Biofuels entered into an employment agreement with Mr. Rosen to serve as the Chairman of our board of directors for a term of three years, which is automatically extended for additional one-year terms unless notice of termination is given at least ninety days prior to the end of the term by either Mr. Rosen or the Company.

On September 19, 2006, New Generation Biofuels entered into an amended and restated employment agreement with Mr. Festuccia to serve as the Chief Technology Officer for a term expiring on April 1, 2009, which is automatically extended for additional one-year terms unless notice of termination is given at least ninety days prior to the end of the term by either Mr. Festuccia or the Company.

The employment agreements of Messrs. Rosen and Festuccia provide that they will initially receive a fixed base salary at an annual rate of $180,000 and $150,000, respectively and customary employee benefits. Each employment agreement provides that if the board of directors establishes an incentive compensation plan or a bonus plan, Messrs. Rosen and Festuccia will be eligible to participate in such incentive compensation plan and bonus plan. In addition, Mr. Festuccia’s agreement also provides for a grant of 500,000 stock options at a price of $1.50 per share, of which 100,000 vest immediately and the balance vest, in two annual installments.

The employment agreements for Messrs. Rosen and Festuccia provide that such executive’s employment may be terminated by the Company upon death, disability, for “cause,” and “without cause” and that such executive can resign from the Company with or without good reason or retire. Upon the executive’s death, his employment will automatically terminate and (i) any unvested equity compensation granted to such executive shall immediately vest and any vested options may be exercised on or before the earlier of (A) the expiration date of such options and (B) twelve months after such executive’s death (payments made under this subsection (i) are referred to as “Equity Compensation”); and (ii) the executive’s legal representatives shall receive (A) such executive’s compensation that is earned but unpaid and (B) any other amounts or benefits owing to such executive under an employee benefit plan, long term incentive plan or equity plan (payments made under this subsection (ii) are collectively referred to as, the “Accrued Amounts”). If Mr. Rosen or Mr. Festuccia’s employment is terminated without cause, because such executive is disabled or if such executive resigns for good reason, then such executive shall receive (i) such executive’s base salary for the time period that is remaining under such executive’s employment agreement or six months, whichever amount is less; (ii) such executive’s Equity Compensation; and (iii) such executive’s Accrued Amounts. If either Mr. Rosen or Mr. Festuccia is terminated by the Company for “cause,” resigns without good reason or retires, then such executive shall receive the Accrued Amounts.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

David A. Gillespie President & Chief Executive Officer (1)	800,000	1,200,000	$1.50	October 18, 2016

Lee S. Rosen Chairman of the Board	1,500,000	—	$1.50	September 15, 2016

Andrea Festuccia Chief Technology Officer (2)	300,000	200,000	$1.50	September 19, 2016
_________________

(1)
 Of Mr. Gillespie’s 1,200,000 options to purchase common stock, 400,000 are time based options and 800,000 are performance-based options. The 400,000 time-based options vest as follows: 200,000 on October 18, 2008; and 200,000 on October 18, 2009. The 800,000 performance-based options vest contingent upon the achievement of certain targets determined at the end of each fiscal year as follows: 400,000 on December 31, 2008; 400,000 on December 31, 2009.

(2)	Mr. Festuccia’s 200,000 options to purchase common stock vest on April 1, 2008.

DIRECTOR COMPENSATION

We pay our directors for their attendance and participation at board and committee meetings. Currently, our directors receive $1,500 for each board meeting and $1,000 for each telephonic board meeting. Committee chairmen receive $2,000 for each committee meeting. In addition, we reimburse our directors for their out-of-pocket expenses.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Phillip E. Pearce (2)	14,000	290,278	304,278
John E. Mack (3)	10,500	787,607	798,107
James R. Sheppard, Jr. (4)	5,000	305,553	310,553
Steven F. Gilliland (5)	4,000	305,675	309,675

(1)	Represents the dollar amount recognized for financial statement purposes with respect to year 2007 in accordance with FAS 123R with respect to option awards which were granted in 2006 and 2007. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based conditions. Because these amounts reflect accounting expenses for these awards, they do not necessarily correspond to the actual value that will be realized by the directors.

(2)	Mr. Pearce holds stock options to purchase 100,000 shares of our common stock at $7.50 per share.

(3)	Mr. Mack holds stock options to purchase 100,000 shares of our common stock at $10.50 per share.

(4)	Mr. Sheppard holds stock options to purchase 100,000 shares of our common stock at $6.00 per share, 50,000 of which will vest on August 22, 2008.

(5)	Mr. Gilliland holds stock options to purchase 100,000 shares of our common stock at $6.00 per share, 50,000 of which will vest on August 27, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such reporting persons are required by rules of the SEC to furnish us with copies of all Section 16(a) reports they file.

All Section 16(a) filings required by any directors and executive officers, and holders of more than 10% of the Company’s common stock during the year ended December 31, 2007 were filed late, including the following:

•
late reports by Mr. Gillespie and Messrs. Mack and Rosen with respect to their purchase of Series A Preferred Stock and warrants on May 9, 2007, which were reported on June 6, 2008 and May 17, 2007, respectively;

•	a late report by Mr. Sheppard with respect to an award of 100,000 stock options received on August 22, 2007, which was reported on August 31, 2007;

•	a late report by Mr. Gilliland with respect to an award of 100,000 stock options received on August 27, 2007, which was reported on September 5, 2007;

•
a late report by Mr. Claiborne required to report his initial holdings upon becoming an executive officer and with respect to an award of employee stock options on December 1, 2007, which was reported on January 11, 2008;

•	a late report by Mr. Claiborne with respect to an award shares of restricted stock received on January 10, 2008, which was reported on January 11, 2008; and

•	a late report by Mr. Gillespie with respect to an award of 800,000 time-based options granted pursuant to an employment agreement entered into on October 20, 2006, which was reported on June 6, 2008.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING

Shareholder proposals for the 2009 Annual Meeting of Shareholders must be received at our principal executive offices by March 2, 2009 to be considered timely or to be eligible for inclusion in the proxy materials. A shareholder who wishes to present a proposal at the 2009 Annual Meeting, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to our principal executive offices by May 16, 2009.

ANNUAL REPORT

A copy of our 2008 annual report on Form 10-K for the year ended December 31, 2007, is enclosed and is also available through our website at www.newgenerationbiofuels.com.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, some brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker.

You may also request an additional proxy statement and annual report by sending a written request to:

New Generation Biofuels Holdings, Inc.
1000 Primera Boulevard
Lake Mary, Florida 32746

Shareholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors does not intend to present to the Annual Meeting any other matters not referred to above and does not presently know of any matters that may be presented to the meeting by others. If other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

By Order of the Board of Directors David A. Gillespie President and Chief Executive Officer

Dated: June 27, 2008

NEW GENERATION BIOFUELS HOLDINGS, INC.
1000 PRIMERA BLVD.
LAKE MARY, FL 32746

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on August 4, 2008. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by NEW GENERATION BIOFUELSHOLDINGS, INC. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 4, 2008. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NEW GENERATION BIOFUELS HOLDINGS, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: NGENB1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEW GENERATION BIOFUELS HOLDINGS, INC.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
Vote On Directors				
1. **Election of Six Directors**	O	O	O	______________________

Nominees:

(01) Lee S. Rosen
(02) David A. Gillespie
(03) Phillip E. Pearce
(04) John E. Mack
(05) James R. Sheppard,Jr
(06) Steven F. Gilliland

Vote On Proposal	For	Against	Abstain
2. **Ratify the appointment of Imowitz Koenig & Co., LLP as independent registered public accounting firm.**	O	O	O

3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated. O

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARDPROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY

NEW GENERATION BIOFUELS HOLDINGS, INC.
1000 PRIMERA BLVD., LAKE MARY, FL 32746

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints David A. Gillespie and Cary J. Claiborne, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock, Series A Preferred Stock and Series B Preferred Stock (on an as converted basis) of New Generation Biofuels Holdings, Inc. held of record by the undersigned on June 16, 2008 at the 2008 Annual Meeting of Shareholders to be held on August 5, 2008 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITHRESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse